CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 29, 2018, relating to the financial statements and financial highlights of ETF Industry Exposure & Financial Services ETF, a series of Exchange Traded Concepts Trust, for the period ended November 30, 2017, and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information.

/s/ Cohen & Company, Ltd.

Cleveland, Ohio

March 29, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 29, 2018, relating to the financial statements and financial highlights of Hull Tactical US ETF, a series of Exchange Traded Concepts Trust, for the year ended November 30, 2017, and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information.

/s/ Cohen & Company, Ltd.

Cleveland, Ohio

March 29, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 29, 2018, relating to the financial statements and financial highlights of FLAG-Forensic Accounting Long-Short ETF (formerly, WeatherStorm Forensic Accounting Long-Short ETF), a series of Exchange Traded Concepts Trust for the year ended November 30, 2017, and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information.

/s/ Cohen & Company, Ltd.

Cleveland, Ohio

March 29, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 29, 2018, relating to the consolidated financial statements and consolidated financial highlights of REX VolMAXXTM Long VIX Weekly Futures Strategy ETF and REX VolMAXXTM Short VIX Weekly Futures Strategy ETF, each a series of Exchange Traded Concepts Trust, for the period ended November 30, 2017, and to the references to our firm under the headings “Consolidated Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” and “Consolidated Financial Statements” in the Statement of Additional Information.

/s/ Cohen & Company, Ltd.

Cleveland, Ohio

March 29, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 29, 2018, relating to the consolidated financial statements and consolidated financial highlights of REX Gold Hedged S&P 500 ETF, a series of Exchange Traded Concepts Trust, for the period ended November 30, 2017, and to the references to our firm under the headings “Consolidated Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” and “Consolidated Financial Statements” in the Statement of Additional Information.

/s/ Cohen & Company, Ltd.

Cleveland, Ohio

March 29, 2018